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                   MEMORANDUM OF UNDERSTANDING - JOINT VENTURE

Party A: Lang Chao
Party B: Asia Media Communications Ltd (MyWeb)

Both parties agree to form a strategic alliance partnership to develop the market for Internet TV in China. Below are the points agreed upon:

1. Lang Chao agrees to be the OEM manufacturer of MyWeb in China, responsible for producing and developing Internet set-top boxes and related products.

2. Both parties agree to cooperate in the development of the market. MyWeb agrees to assist Lang Chao in areas such as suppliers, sales channel, customer recommendations, capital, etc. to expedite the shipment of Lang Chao branded set-top boxes to the market.

3. Both parties agree to develop the new generation of set-top boxes. MyWeb will provide Lang Chao the right to use the Thunder software while Lang Chao will design and manufacture the hardware.

4.   Both parties plan to launch     [***]    set-top boxes for rental or sale
     in Beijing and other areas within six months.

5. MyWeb agrees to include a link to Lang Chao's website on the main page of the MyWeb Online Service.

6.   Lang Chao will install MyWeb's links to MyWeb Online Service on Lang Chao's
     computers. MyWeb will provide the software     [***]    . It will also
     provide     [***]     advertisement of Lang Chao's products on MyWeb's
     website.

7. Both parties will establish a working committee responsible for carrying out the project.

8. Any matters not raised in this agreement will be discussed on another occasion. The agreement on the actual implementation will be signed by the end of April.

There are four copies of this agreement, whereby each party will hold two copies.


Party A Signature                             Party B Signature
/s/ illegible                                 /s/ Danny Toe
-----------------------                       -------------------------
                                              Danny Toe
                                              Chief Operating Officer


1999/4/8

[***] Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.